SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2004
____________________

ICO, INC.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	000-10068 (Commission File Number)	76-0566682 (I.R.S. Employer Identification No.)

5333 Westheimer Road
Suite 600
Houston, Texas 77056
(Address of principal executive offices and zip code)

(713) 351-4100
(Registrant’s telephone number, including area code)

Item 5.   Other Events.

On August 10, 2004, ICO, Inc. issued a press release which included an announcement that William C. Willoughby resigned as a director of the Company to spend more time operating his own business, and that Mr. Willoughby’s resignation was not due to any disagreement with the Company on any matter relating to the Company’s operations, practices or policies. A copy of the press release is attached hereto as Exhibit 99.1 and the portion thereof relating to Mr. Willoughby’s resignation as a director of the Company is incorporated by reference in this Item 5.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

Exhibit   Description
99.1        Press Release dated August 10, 2004

Item 12.   Results of Operations and Financial Condition.

On August 10, 2004, ICO, Inc. issued a press release including the announcement of its financial results for the quarter ended June 30, 2004. A copy of the press release is furnished herewith as Exhibit 99.1. The press release (other than the portion of the press release relating to William C. Willoughby’s resignation as a director of the Company) is incorporated herein by reference in this Item 12.

As provided in General Instructions B.6 of Form 8-K, the information in this Item 12 (including the portion of the press release attached hereto as Exhibit 99.1 incorporated by reference in this Item 12) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICO, INC.
Date: August 11, 2004

	By:	/s/ Jon C. Biro

	Name:	Jon C. Biro
	Title:	Chief Financial Officer & Treasurer

EXHIBIT INDEX

Exhibit      Description
99.1       Press Release dated August 10, 2004